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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): December 12, 2000



                     HERITAGE FINANCIAL HOLDING CORPORATION
             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


                 0-31825                                 63-1259533
          (Commission File No.)             (I.R.S. Employer Identification No.)


                              201 Lee Street, N.E.
                             Decatur, Alabama 35601
                    (Address of Principal Executive Offices)


                                 (205) 355-9500
              (Registrant's Telephone Number, Including Area Code)


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Item 5.  Other Information

         On December 12, 2000, the Board of Directors of Heritage Financial Holding Corporation (the "Corporation") adopted and ratified certain changes to the Heritage Bank Amended and Restated Employee Stock Purchase Plan (the "Plan") as a result of the Plan of Reorganization and Agreement of Merger dated as of March 14, 2000, by and among Heritage Bank, Heritage Interim Corporation and the Corporation, which became effective as of August 31, 2000. On the same date, the Board of Directors of the Corporation adopted a resolution suspending the Plan as of December 12, 2000 and until such time as the Corporation adopts a resolution to the contrary in order to review all the terms and conditions of the Plan with a view toward providing eligible employees of the Corporation with the most effective and efficient mechanisms in an employee stock purchase plan. All shares of common stock of the Corporation to be issued by the Corporation under the Plan in connection with the January and July offering periods in the year 2000 shall be issued to such subscribing employees pursuant to the Plan on their respective issuance dates in the year 2001.

         On December 22, 2000, the Federal Reserve approved the Corporation's election to withdraw the financial holding company ("FHC") status of the Corporation under the Gramm-Leach-Bliley Act. The Corporation remains a bank holding company under the Bank Holding Company Act.


Item 7.  Financial Statements and Exhibits

           EXHIBIT
             NO.                         DESCRIPTION
           -------                       -----------
           (2)-1           Plan and Agreement of Merger, dated as of March 14,
                           2000, by and among Heritage Financial Holding
                           Corporation, Heritage Interim Corporation and
                           Heritage Bank pursuant to an exemption from
                           registration under Section 3(a)(12) of the Securities
                           Act of 1933, as amended, filed as Exhibit (2)-1 to
                           the Corporation's Report on Form 8-K, filed on
                           November 9, 2000, is hereby incorporated herein by
                           reference.

           (4)-1           Heritage Financial Holding Company Employee Stock
                           Purchase Plan.

           (99)-1          Letter from Federal Reserve Bank of Atlanta, dated
                           December 22, 2000, approving the termination of the Corporation's FHC status.


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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                   HERITAGE FINANCIAL HOLDING
                                   CORPORATION


                                   By         /s/ Reginald D. Gilbert
                                     -------------------------------------------
                                                  Reginald D. Gilbert
                                          President and Chief Operating Officer


Dated: January 9, 2001